                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 15, 2004
                                                         -----------------

                     STRUCTURED ASSET SECURITIES CORPORATION
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                 (Exact name of registrant specified in Charter)

        Delaware               333-115858                74-2440850
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     (State or other          (Commission              (IRS Employer
     jurisdiction of          File Number)          Identification No.)
     incorporation)

         745 Seventh Avenue, 7th Floor                     10019
                 New York, NY
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    (Address of principal executive office                Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 526-7000

                                    No Change
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        Other Events.
                  ------------

         The Registrant registered issuances of Structured Asset Securities
Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-115858) (the
"Registration Statement"). Pursuant to the Registration Statement, the
Registrant issued $321,053,100.00 in aggregate principal amount Class A1, Class
A2, Class A3, Class A-IO, Class B1, Class B2, Class B3 and Class R Certificates
of its Structured Asset Securities Corporation Mortgage Pass-Through
Certificates, Series 2004-22 on December 15, 2004. This Current Report on Form
8-K is being filed to satisfy an undertaking, contained in the definitive
Prospectus, dated November 19, 2004, as supplemented by the Prospectus
Supplement, dated December 13, 2004 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the
Registration Statement.

         The Certificates were issued pursuant to a Trust Agreement (the "Trust
Agreement"), attached hereto as Exhibit 4.1, dated as of November 1, 2004, among
Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora
Loan Services Inc., as master servicer and Citibank, N.A., as trustee (the
"Trustee"). The "Certificates" consist of the following classes: Class A1, Class
A2, Class A3, Class A-IO, Class B1, Class B2, Class B3, Class B4, Class B5,
Class B6, Class E, Class P and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain fixed rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $322,668,769.23 as of November 1, 2004.
Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

ITEM 9.01.    Financial Statements; Pro Forma Information and Exhibits.
              ---------------------------------------------------------

           (a) Not applicable.

           (b) Not applicable.

           (c) Exhibits:

                    1.1                 Terms Agreement, dated December 10, 2004, between Structured Asset
                                        Securities Corporation, as Depositor and Lehman Brothers Inc., as the
                                        Underwriter.

                    4.1                 Trust Agreement, dated as of November 1, 2004, among Structured Asset
                                        Securities Corporation, as Depositor,  Aurora Loan Services Inc., as
                                        Master Servicer and Citibank, N.A., as Trustee.

                    99.1                Mortgage Loan Sale and Assignment Agreement, dated as of November 1,
                                        2004, between Lehman Brothers Holdings Inc., as Seller and Structured
                                        Asset Securities Corporation, as Purchaser.

                    99.2                Servicing Agreement, dated as of November 1, 2004, between Lehman
                                        Brothers Holdings Inc. and Aurora Loan Services Inc.

                    99.3                Transfer Agreement, dated as of November 1, 2004, between Colonial
                                        Savings, F.A. and Lehman Brothers Holdings Inc.

                    99.4                Securitization Servicing Agreement, dated as of November 1, 2004, between Chase Manhattan Mortgage Corporation and Lehman Brothers
                                        Holdings Inc.

                    99.5                Reconstituted Servicing Agreement, dated as of November 1, 2004, between First National Bank of Nevada and Lehman Brothers Holdings
                                        Inc.

                    99.6                Reconstituted Servicing Agreement, dated as of November 1, 2004, between First National Bank of Nevada and Lehman Brothers Holdings
                                        Inc.

                    99.7                Reconstituted Servicing Agreement, dated as of November 1, 2004, between Wachovia Bank and Lehman Brothers

                                        Holdings Inc.

                    99.8                Correspondent Servicing Agreement, dated as of June 26, 2002, by and among the Lehman Brothers Bank, FSB and Aurora Loan Services Inc. and
                                        Colonial Savings, F.A.

                    99.9                Master Interim Servicing Agreement for Conventional Fixed and
                                        Adjustable Rate Residential Mortgage Loans, dated as of September 24,
                                        2004, by and between Lehman Brothers Bank, FSB and First National
                                        Bank of Nevada.

                    99.10               Master Interim Servicing Agreement for Conventional, Fixed Rate,
                                        Residential Mortgage Loans, dated as of November 15, 2000, by and between Lehman Brothers Bank, FSB and First National Bank of Nevada,
                                        as amended by Amendment Number 1 thereto dated as of September 6,
                                        2001.

                    99.11               Flow Purchase, Warranties and Servicing Agreement dated as of July 1,
                                        2004, by and between Lehman Brothers Bank, FSB and Wachovia Mortgage
                                        Corporation.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      STRUCTURED ASSET SECURITIES CORPORATION

                                      By:      /s/ Daniel E. Israeli
                                               ----------------------------
                                      Name:    Daniel E. Israeli
                                      Title:   Vice President

Date:  December 30, 2004

                                  EXHIBIT INDEX

Exhibit No.                                               Description                                  Page No.
-----------                                               -----------                                  --------

          1.1             Terms Agreement, dated December 10, 2004, between Structured Asset
                          Securities Corporation, as Depositor and Lehman Brothers Inc., as the
                          Underwriter.

          4.1             Trust Agreement, dated as of November 1, 2004, among Structured Asset
                          Securities Corporation, as Depositor,  Aurora Loan Services Inc., as
                          Master Servicer and Citibank, N.A., as Trustee.

          99.1            Mortgage Loan Sale and Assignment Agreement, dated as of November 1, 2004, between Lehman Brothers Holdings Inc., as Seller and Structured Asset
                          Securities Corporation, as Purchaser.

          99.2            Servicing Agreement, dated as of November 1, 2004, between Lehman Brothers
                          Holdings Inc. and Aurora Loan Services Inc.

          99.3            Transfer Agreement, dated as of November 1, 2004, between Colonial
                          Savings, F.A. and Lehman Brothers Holdings Inc.

          99.4            Securitization Servicing Agreement, dated as of November 1, 2004, between
                          Chase Manhattan Mortgage Corporation and Lehman Brothers Holdings Inc.

          99.5            Reconstituted Servicing Agreement, dated as of November 1, 2004, between
                          First National Bank of Nevada and Lehman Brothers Holdings Inc.

          99.6            Reconstituted Servicing Agreement, dated as of November 1, 2004, between
                          First National Bank of Nevada and Lehman Brothers Holdings Inc.

          99.7            Reconstituted Servicing Agreement, dated as of November 1, 2004, between
                          Wachovia Bank and Lehman Brothers Holdings Inc.

          99.8            Correspondent Servicing Agreement, dated as of June 26, 2002, by and among the Lehman Brothers Bank, FSB and Aurora Loan Services Inc. and Colonial
                          Savings, F.A.

          99.9            Master Interim Servicing Agreement for Conventional
                          Fixed

                          and Adjustable Rate Residential Mortgage Loans, dated as of September 24, 2004, by and between Lehman Brothers Bank, FSB and First National Bank of Nevada.

         99.10            Master Interim Servicing Agreement for Conventional, Fixed Rate, Residential
                          Mortgage Loans, dated as of November 15, 2000, by and between Lehman Brothers
                          Bank, FSB and First National Bank of Nevada, as amended by Amendment Number 1 thereto dated as of September 6, 2001.

         99.11            Flow Purchase, Warranties and Servicing Agreement dated as of July 1, 2004, by and between Lehman Brothers Bank, FSB and Wachovia Mortgage Corporation.